(h)(3)(D)(i)

AMENDED SCHEDULE A

with respect to the

FT FEE ALLOCATION AGREEMENT

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING BALANCED PORTFOLIO, INC.

ING Balanced Portfolio

ING EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

ING EQUITY TRUST

ING Growth Opportunities Fund

ING Large Cap Value Fund

ING MidCap Opportunities Fund

ING Mid Cap Value Fund

ING Real Estate Fund

ING SmallCap Opportunities Fund

ING FUNDS TRUST

ING Floating Rate Fund

ING GNMA Income Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

ING Short Term Bond Fund

ING Strategic Income Fund

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

ING INTERMEDIATE BOND

PORTFOLIO

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INVESTORS TRUST

ING American Funds Asset Allocation Portfolio

ING American Funds Global Growth and

Income Portfolio

ING American Funds International Growth and

Income Portfolio

ING American Funds International Portfolio

ING American Funds World Allocation

Portfolio

ING BlackRock Health Sciences Opportunities

Portfolio1

ING BlackRock Inflation Protected Bond

Portfolio

ING BlackRock Large Cap Growth Portfolio1

ING Bond Portfolio

ING Clarion Global Real Estate Portfolio

ING Clarion Real Estate Portfolio

ING DFA World Equity Portfolio

ING FMRSM Diversified Mid Cap Portfolio1

ING Franklin Income Portfolio

ING Franklin Mutual Shares Portfolio1

ING Franklin Templeton Founding Strategy

Portfolio

ING Global Perspectives Portfolio

ING Global Resources Portfolio1

ING Invesco Growth and Income Portfolio1

ING JPMorgan Emerging Markets Equity

Portfolio1

ING JPMorgan Small Cap Core Equity

Portfolio1

ING Large Cap Growth Portfolio

ING Large Cap Value Portfolio

ING Limited Maturity Bond Portfolio1

ING Liquid Assets Portfolio1

ING Marsico Growth Portfolio1

1Under the terms of the Management Agreement between ING Investors Trust and Directed Services LLC, the Fund is subject to a "unified fee" arrangement. Accordingly, the portion of SCAS Fees allocated to the Fund under the Agreement will be borne directly by Directed Services LLC as provided in the Management Agreement.

ING INVESTORS TRUST (continued)

ING MFS Total Return Portfolio1

ING MFS Utilities Portfolio

ING Morgan Stanley Global Franchise

Portfolio1

ING Multi-Manager Large Cap Core Portfolio1

ING PIMCO High Yield Portfolio1

ING PIMCO Total Return Bond Portfolio1

ING Retirement Conservative Portfolio

ING Retirement Growth Portfolio

ING Retirement Moderate Growth Portfolio

ING Retirement Moderate Portfolio

ING T. Rowe Price Capital Appreciation

Portfolio1

ING T. Rowe Price Equity Income Portfolio1

ING T. Rowe Price International Stock

Portfolio

ING Templeton Global Growth Portfolio1 ING U.S. Stock Index Portfolio1

ING MONEY MARKET PORTFOLIO

ING MUTUAL FUNDS

ING Diversified Emerging Markets Debt Fund

ING Diversified International Fund

ING Emerging Markets Equity Dividend Fund

ING Emerging Markets Equity Fund

ING Global Bond Fund

ING Global Equity Dividend Fund

ING Global Natural Resources Fund

ING Global Opportunities Fund

ING Global Perspectives Fund

ING Global Real Estate Fund

ING International Core Fund

ING International Real Estate Fund

ING International Small Cap Fund

ING International Value Equity Fund

ING Multi-Manager International Equity Fund

ING Russia Fund

(h)(3)(D)(i)

ING PARTNERS, INC.

ING American Century Small-Mid Cap Value

Portfolio

ING Baron Growth Portfolio

ING PARTNERS, INC. (continued)

ING Columbia Contrarian Core Portfolio

ING Columbia Small Cap Value II Portfolio

ING Fidelity® VIP Contrafund® Portfolio

ING Fidelity® VIP Equity-Income Portfolio

ING Fidelity® VIP Mid Cap Portfolio

ING Global Bond Portfolio

ING Index Solution 2015 Portfolio

ING Index Solution 2020 Portfolio

ING Index Solution 2025 Portfolio

ING Index Solution 2030 Portfolio

ING Index Solution 2035 Portfolio

ING Index Solution 2040 Portfolio

ING Index Solution 2045 Portfolio

ING Index Solution 2050 Portfolio

ING Index Solution 2055 Portfolio

ING Index Solution Income Portfolio

ING Invesco Comstock Portfolio

ING Invesco Equity and Income Portfolio

ING JPMorgan Mid Cap Value Portfolio

ING Oppenheimer Global Portfolio

ING PIMCO Total Return Portfolio

ING Pioneer High Yield Portfolio

ING Solution 2015 Portfolio

ING Solution 2020 Portfolio

ING Solution 2025 Portfolio

ING Solution 2030 Portfolio

ING Solution 2035 Portfolio

ING Solution 2040 Portfolio

ING Solution 2045 Portfolio

ING Solution 2050 Portfolio

ING Solution 2055 Portfolio

ING Solution Aggressive Portfolio

ING Solution Balanced Portfolio

ING Solution Conservative Portfolio

ING Solution Income Portfolio

ING Solution Moderately Aggressive Portfolio

ING Solution Moderately Conservative

Portfolio

1Under the terms of the Management Agreement between ING Investors Trust and Directed Services LLC, the Fund is subject to a "unified fee" arrangement. Accordingly, the portion of SCAS Fees allocated to the Fund under the Agreement will be borne directly by Directed Services LLC as provided in the Management Agreement.

M:\FUNDS\Legal Admin\Registration Statements\Unified\IIT\2020\485b\Filing Documents\Exhibits\(h)(3)(D)(i) AllA-FT-Sched-1311F.doc

ING T. Rowe Price Diversified Mid Cap Growth Portfolio

ING T. Rowe Price Growth Equity Portfolio ING Templeton Foreign Equity Portfolio

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUND

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING Emerging Markets Corporate Debt Fund

ING Emerging Markets Hard Currency Debt

Fund

ING Emerging Markets Local Currency Debt

Fund

ING Investment Grade Credit Fund

ING Retirement Solution 2020 Fund

ING Retirement Solution 2025 Fund

ING Retirement Solution 2030 Fund

ING Retirement Solution 2035 Fund

ING Retirement Solution 2040 Fund

ING Retirement Solution 2045 Fund

ING Retirement Solution 2050 Fund

ING Retirement Solution 2055 Fund

ING Retirement Solution Income Fund

ING SERIES FUND, INC.

ING Capital Allocation Fund

ING Core Equity Research Fund

ING Corporate Leaders 100 Fund

ING Global Target Payment Fund

ING Large Cap Growth Fund

ING Money Market Fund

ING Small Company Fund

ING SMID Cap Equity Fund

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING Strategic Allocation Conservative Portfolio

(h)(3)(D)(i)

ING Strategic Allocation Growth Portfolio ING Strategic Allocation Moderate Portfolio

ING VARIABLE FUNDS

ING Growth and Income Portfolio

ING VARIABLE INSURANCE TRUST

ING GET U.S. Core Portfolio - Series 13 ING GET U.S. Core Portfolio - Series 14

ING VARIABLE PORTFOLIOS, INC.

ING Australia Index Portfolio

ING Emerging Markets Index Portfolio ING Euro STOXX 50® Index Portfolio ING FTSE 100 Index® Portfolio

ING Global Value Advantage Portfolio ING Hang Seng Index Portfolio

ING Index Plus LargeCap Portfolio

ING Index Plus MidCap Portfolio

ING Index Plus SmallCap Portfolio

ING International Index Portfolio

ING Japan TOPIX Index® Portfolio

ING Russell™ Large Cap Growth Index Portfolio

ING Russell™ Large Cap Index Portfolio

ING Russell™ Large Cap Value Index Portfolio ING Russell™ Mid Cap Growth Index Portfolio ING Russell™ Mid Cap Index Portfolio

ING Russell™ Small Cap Index Portfolio ING Small Company Portfolio

ING U.S. Bond Index Portfolio

ING VARIABLE PRODUCTS TRUST

ING International Value Portfolio

ING MidCap Opportunities Portfolio

ING SmallCap Opportunities Portfolio

1Under the terms of the Management Agreement between ING Investors Trust and Directed Services LLC, the Fund is subject to a "unified fee" arrangement. Accordingly, the portion of SCAS Fees allocated to the Fund under the Agreement will be borne directly by Directed Services LLC as provided in the Management Agreement.

3

M:\FUNDS\Legal Admin\Registration Statements\Unified\IIT\2020\485b\Filing Documents\Exhibits\(h)(3)(D)(i) AllA-FT-Sched-1311F.doc